                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )


Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
         [ ]      Preliminary Proxy Statement
         [ ]      Confidential, For Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
         [X]      Definitive Proxy Statement
         [ ]      Definitive Additional Materials
         [ ]      Soliciting Material Pursuant to Section 240.14a-12

                            T-3 ENERGY SERVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
         [X]  No fee required.
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

              (1) Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------
              (2) Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------
              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------
              (4) Proposed maximum aggregate value of transaction:

              ------------------------------------------------------------------
              (5) Total fee paid:

              ------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

              (1) Amount previously paid:

              ------------------------------------------------------------------
              (2) Form, Schedule or Registration Statement No.:

              ------------------------------------------------------------------
              (3) Filing Party:

              ------------------------------------------------------------------
              (4) Date Filed:

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


(T3 ENERGY SERVICES LOGO)
                                              T-3 ENERGY SERVICES, INC.
                                              13111 NORTHWEST FREEWAY, SUITE 500
                                              HOUSTON, TEXAS  77040


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME                           10:00 a.m., Houston time, on Monday, June 2, 2003

PLACE                          13111 Northwest Freeway, Suite 500, Houston,
                               Texas 77040

ITEMS OF BUSINESS              1. Elect three members to Class II of the Board
                                  of Directors.

                               2. Transact such other business as may properly
                                  come before the meeting or any adjournment thereof.

RECORD DATE                    April 4, 2003

ANNUAL REPORT                  The Annual Report for the year ended December 31,
                               2002, which is not a part of the proxy
                               solicitation material, has been mailed along with this Notice and accompanying Proxy Statement.

PROXY VOTING                   Stockholders of record at the close of business
                               on the Record Date may appoint proxies and vote their shares by signing, dating and mailing the enclosed proxy card in the envelope provided.

                               Stockholders whose shares are held by a bank, broker or other agent may appoint proxies and vote as provided by that bank, broker or other agent.

                               Any proxy may be revoked in the manner described in the accompanying Proxy Statement at any time prior to its exercise at the meeting.

                                             By Order of the Board of Directors,



                                             STEVEN J. BRADING
                                             Vice President, Chief Financial
                                             Officer, Treasurer and Secretary


May 12, 2003

                                TABLE OF CONTENTS

CONTENTS                                                                                                        PAGE
GENERAL INFORMATION FOR STOCKHOLDERS                                                                              1
------------------------------------

PROPOSALS
      Election of Directors - Proposal Number 1 on the Proxy Card                                                 4
      -----------------------------------------------------------
      Other Directors                                                                                             5
      ---------------
      Other Executive Officers                                                                                    6
      ------------------------

INFORMATION CONCERNING THE BOARD OF DIRECTORS
      The Role of the Board                                                                                       6
      ---------------------
      Independence of Directors                                                                                   6
      -------------------------
      Board and Committee Meeting Attendance and Compensation                                                     7
      -------------------------------------------------------
      Committees of the Board of Directors                                                                        7
      ------------------------------------
      The Audit Committee                                                                                         7
      -------------------
      Report of the Audit Committee                                                                               7
      -----------------------------
      The Compensation Committee                                                                                  9
      --------------------------
      Compensation Committee Interlocks and Insider Participation in Compensation Decisions                       9
      -------------------------------------------------------------------------------------
      Compensation Committee Report on Executive Compensation                                                     9
      -------------------------------------------------------

OTHER INFORMATION
      Security Ownership of Certain Beneficial Owners and Management                                             11
      --------------------------------------------------------------
      Securities Authorized for Issuance Under Equity Compensation Plans                                         12
      ------------------------------------------------------------------
      Executive Compensation                                                                                     12
      ----------------------
      Employment Agreements                                                                                      13
      ---------------------
      Performance Graph                                                                                          14
      -----------------
      Independent Auditors Fees                                                                                  15
      -------------------------
      Independent Auditors                                                                                       15
      --------------------
      Compliance with Section 16(a) of the Exchange Act                                                          16
      -------------------------------------------------
      Certain Transactions                                                                                       16
      --------------------
      Cost of Solicitation                                                                                       16
      --------------------
      Stockholder Proposals                                                                                      16
      ---------------------
      Other Matters                                                                                              17
      -------------

                            T-3 ENERGY SERVICES, INC.

                                 PROXY STATEMENT
                                     FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD MONDAY, JUNE 2, 2003

      This Proxy Statement and the accompanying proxy/voting instruction card are being furnished to stockholders of record of T-3 Energy Services, Inc. ("T-3 Energy" or "Company") by the Company's Board of Directors in connection with its solicitation of proxies to be used at the 2003 Annual Meeting of Stockholders, scheduled to be held at 10:00 a.m. (Houston time) on Monday, June 2, 2003 at our principal executive offices at 13111 Northwest Freeway, Suite 500, Houston, Texas 77040, or any postponements or adjournments thereof. This Proxy Statement and the accompanying proxy card contain information related to the Annual Meeting and will be mailed to stockholders on or about May 12, 2003.


               QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND
                               THE ANNUAL MEETING

Q.       WHY AM I RECEIVING THESE MATERIALS?

A. The Board is providing these proxy materials for you in connection with the Annual Meeting of stockholders, which will take place on Monday, June 2, 2003. The Board is soliciting proxies to be used at the meeting. You are also invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Q.       WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A. The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and our most highly paid officers, and certain other required information. A proxy card and a return envelope are also enclosed.

Q.       WHAT PROPOSALS WILL BE VOTED ON AT THE ANNUAL MEETING?

A. There is one proposal scheduled to be voted on at the Annual Meeting: the election of three Class II Directors.

Q.       WHICH OF MY SHARES MAY I VOTE?

A. All shares owned by you as of the close of business on the Record Date, April 4, 2003, may be voted by you. On that date, there were 10,581,669 shares of common stock outstanding and entitled to vote at the Annual Meeting. These shares include shares that are: (1) held directly in your name as the stockholder of record, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee. Each of your shares is entitled to one vote at the annual meeting.

Q. WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A. Some stockholders of T-3 Energy hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

         STOCKHOLDER OF RECORD: If your shares are registered directly in your name with T-3 Energy's transfer agent, Mellon Investor Services, LLC, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by T-3 Energy. As the stockholder of record, you have the right to grant your voting proxy directly to T-3 Energy or to vote in person at the Annual Meeting. T-3 Energy has enclosed a proxy card for you to use.

         BENEFICIAL OWNER: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

Q. IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A. You should follow the directions your broker provides in order to instruct your broker how you wish to vote. If your broker does not receive appropriate instructions from you, the broker may choose, in its discretion, how to vote your shares held in street name with respect to the election of the three Class II Directors. "Broker non-votes" occur when nominees (such as banks and brokers) that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary authority to vote the shares.

Q.       HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?


A. Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card and proof of identification. Even if you plan to attend the Annual Meeting, T-3 Energy recommends that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. You may request that your previously submitted proxy card not be used if you desire to vote in person when you attend the meeting. Shares held in "street name" may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares. YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO SIGN AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING

Q.       HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A. Whether you hold shares directly as the stockholder of record or beneficially in "street name," when you return your proxy card, properly signed, the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the enclosed proxy card.

Q.       MAY I CHANGE MY VOTE OR REVOKE MY PROXY?

A. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before your shares are voted at the meeting by voting again, by notifying the secretary of T-3 Energy in writing, or voting at the meeting.

Q.       WHO WILL COUNT THE VOTE?

A. An inspector of election will count the vote. A representative from Mellon Investor Services, LLC will act as the inspector of election.

Q.       WHAT IF I RETURN MY PROXY CARD WITHOUT SPECIFYING MY VOTING CHOICES?

A. If your proxy card is signed and returned without specifying choices, the shares will be voted as recommended by the Board.

Q.       WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING
         INSTRUCTION CARD?

A. It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q.       WHAT CONSTITUTES A QUORUM?

A. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of T-3 Energy's common stock is necessary to constitute a quorum at the meeting. Only votes cast "for" a matter constitute affirmative votes. Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or a vote "against" a particular matter. Broker non-votes are not considered a vote cast and will not affect the outcome.

Q.       WHAT ARE T-3 ENERGY'S VOTING RECOMMENDATIONS?

A. The Board recommends that you vote your shares "FOR" each of the nominees to the Board.

Q.       WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A. T-3 Energy will announce preliminary voting results at the Annual Meeting and publish final results in T-3 Energy's quarterly report on Form 10-Q for the second quarter of 2003, which will be filed with the Securities and Exchange Commission no later than August 14, 2003.

                              ELECTION OF DIRECTORS

         At the Annual Meeting, three Class II Directors are to be elected to hold office until the third Annual Meeting of Stockholders following their election.

         The persons named in the accompanying proxy have been designated by the Board of Directors and unless authority is withheld, those persons intend to vote for the election of the nominees named below to the Board as Class II Directors. Although the Board does not contemplate that the nominees will become unavailable for election, if such a situation arises before the Annual Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) that the Board nominates, or the size of the Board may be reduced accordingly. For information regarding ownership of common stock by the nominees and the other directors see "Other Information - Security Ownership of Certain Beneficial Owners and Management." Certain information with respect to the director nominees, each director whose term of office will continue after the Annual Meeting, and each of the executive officers, is set forth below.



                                        PRINCIPAL POSITION                                 DIRECTOR
           NAME                          WITH THE COMPANY                 AGE               SINCE
           ----                         ------------------                ---              --------
                         CLASS I DIRECTOR WHOSE TERM WILL EXPIRE IN 2005

Mark E. Baldwin              Chairman of the Board                         49                2003

                 CLASS II DIRECTORS WHOSE TERM (IF RE-ELECTED) WILL EXPIRE IN 2006

Joseph R. Edwards            Director                                      30                2001

Steven W. Krablin            Director                                      53                2001

James M. Tidwell             Director                                      56                2001

                       CLASS III DIRECTORS WHOSE TERM WILL EXPIRE IN 2004

Thomas R. Denison            Director                                      42                2001

Ben A. Guill                 Director                                      52                2001

Gus D. Halas                 President, Chief Executive Officer
                             and Director                                  52                2003

NOMINEES FOR CLASS II DIRECTORS

         Joseph R. Edwards has served as a director of the Company since the consummation of the merger between T-3 Energy Services, Inc. and Industrial Holdings, Inc. (which was renamed T-3 Energy Services, Inc.) on December 17, 2001. Mr. Edwards also served as a director, assistant secretary and assistant treasurer of the Company from February 2000 until December 2001. Mr. Edwards has served in various capacities at First Reserve Corporation since joining the firm in March 1998 and currently serves as vice president in its Houston office. From July 1995 until March 1998, Mr. Edwards served as a member of the corporate finance team of Simmons & Company International, a Houston-based, energy-focused investment banking firm. Mr. Edwards is a director of Superior Energy Services, Inc.

         Steven W. Krablin has served as a director of the Company since the consummation of the merger on December 17, 2001. From January 1996 to the present, Mr. Krablin has served as vice president and chief financial and accounting officer for National Oilwell, Inc., a NYSE manufacturer of drilling equipment and a distributor of oilfield supplies.

         James M. Tidwell has served as a director of the Company since the consummation of the merger on December 17, 2001. From January 2000 to the present, Mr. Tidwell has served as vice president finance and chief financial officer of WEDGE Group Incorporated, a privately owned investment company with holdings in manufacturing, hotels, commercial real estate and oilfield services. From August 1996 through June 1999, Mr. Tidwell served as executive vice president and chief financial officer of Daniel Industries, Inc., and he served as president of Daniel Measurement & Control from July 1999 until January 2000. Before then, Mr. Tidwell served as vice president and chief financial officer of Hydril Co., from August 1992 until July 1996. Mr. Tidwell is a director of Pioneer Drilling Company, Eott Energy Corp. and TGC Industries, Inc.

APPROVAL

         The nominees for Class II Director will be elected by a plurality of the votes cast at the Annual Meeting. The three nominees for election as Class II Directors at the Annual Meeting who receive the greatest number of votes cast for election by the stockholders will be elected as our Class II Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR CLASS II DIRECTORS.

OTHER DIRECTORS

         Mark E. Baldwin was appointed chairman of the board of the Company effective April 16, 2003. Mr. Baldwin is currently an operating partner with First Reserve Corporation. From October 2001 to August 2002, Mr. Baldwin was executive vice president and chief financial officer of Nextiraone, LLC, a distributor and service provider of voice and data network infrastructure equipment. From September 1997 to April 2001, Mr. Baldwin was chairman of the board and chief executive officer of Pentacon, Inc., a distributor of fasteners and small parts. Prior to 1997, Mr. Baldwin spent 17 years with Keystone International, Inc., a manufacturer of industrial flow control equipment, in a variety of positions, the most recent of which was president of its industrial valves and controls group.

         Thomas R. Denison has served as a director of the Company since the consummation of the merger on December 17, 2001. Mr. Denison also served as a director, vice president, secretary and treasurer of the former T-3 Energy Services, Inc. from February 2000 until December 2001. Mr. Denison has been a managing director of First Reserve Corporation since he joined the firm in January 1998. Before then, he was a partner in the international law firm of Gibson, Dunn & Crutcher LLP, where he worked for 12 years from August 1986 until January 1998 specializing in corporate securities transactions and mergers and acquisitions.

         Ben A. Guill has served as a director of the Company since December 17, 2001. Mr. Guill served as chairman of the board of the Company from the consummation of the merger on December 17, 2001 until the appointment of Joel V. Staff as chairman of the board on December 19, 2001 until his resignation in April 2003. Mr. Guill is president of First Reserve Corporation and has served in that capacity since joining that firm in October 1998. Prior to joining First Reserve Corporation, Mr. Guill spent 18 years with Simmons & Company International, a Houston-based, energy-focused investment banking firm, from March 1980 until September 1998, where he served in various capacities last serving as managing director and co-head of investment banking. Mr. Guill is a director of National Oilwell, Inc., Superior Energy Services, Inc., TransMontaigne, Inc., Quanta Services, Inc., Dresser, Inc. and Chicago Bridge & Iron Company N.V.

         Gus D. Halas has served as president, chief executive officer and a director of the Company since May 1, 2003. From August 2001 to April 2003, Mr. Halas served as president and chief executive officer of Clore Automotive, Inc., a Lenexa, Kansas based manufacturer and distributor of after-market auto parts and supplies. From January 2001 to May 2001, Mr. Halas served as president and chief executive officer of Marley Cooling Tower Company, a manufacturer of evaporative water-cooling towers for generation, industrial refrigeration and HVAC markets throughout the world. From January 1999 to August 2000, Mr. Halas served as president of Ingersoll-Dresser's Pump Services Group, a remanufacturer and service provider of centrifugal pumps. From September 1986 to January 1999, Mr. Halas spent his career in various management roles, most recently as senior vice president, customer support services of Sulzer Industries, Inc., a manufacturer, remanufacturer and service provider of centrifugal pumps.

OTHER EXECUTIVE OFFICERS

         Michael L. Stansberry, 55, has served as executive vice president of business development of the Company since May 2003. Prior to that he served as president, chief executive officer and a director of the Company since the consummation of the merger on December 17, 2001. From February 2000 until the merger, Mr. Stansberry served as chief executive officer and president of the former T-3 Energy Services, Inc., which was acquired in the merger. From April 1999 until February 2000, he served as a consultant to First Reserve Corporation formulating and developing the strategy for the former T-3 Energy Services, Inc. Mr. Stansberry was with Continental Emsco Company from September 1995 until April 1999 serving as president and chief operating officer from November 1995 until April 1999. Before then, he was president and chief executive officer of Enterra Oilfield Rental from September 1990 until September 1995.

         Steven J. Brading, 52, has served as vice president, chief financial officer, treasurer and secretary of the Company since July 2002. From May 1999 until July 2002, Mr. Brading served as vice president and chief financial officer of OSCA, Inc. From 1993 to 1999, Mr. Brading was employed by the Camco Products and Services division of Camco International, Inc., most recently as vice president of finance and information systems. Prior to 1993, Mr. Brading was employed by LTV Corporation as the controller of its drilling equipment division. Mr. Brading is a certified public accountant.

         W. Hunt Hodge, 47, has served as vice president - administration of the Company since January 2002. From August 1991 until August 2001, Mr. Hodge served as vice president - administration and from August 1985 until August 1991 he served as manager - administration for Mariner Energy, Inc., and its predecessors, Trafalgar House Oil & Gas and Hardy Oil and Gas, Inc. Mr. Hodge held various management positions with Santa Fe Minerals, Inc. from 1980 through 1985.

         Michael T. Mino, 48, has served as vice president and corporate controller of the Company since August 2002. Prior to that he served as vice president, chief financial officer, secretary and treasurer of the Company since the consummation of the merger on December 17, 2001. From March 2000 until the merger, Mr. Mino served as vice president and chief financial officer of the former T-3 Energy Services, Inc., which was acquired in the merger. From July 1997 until March 2000, he served as chief financial officer, secretary and treasurer of Tulsa Industries, Inc., a manufacturer of oilfield equipment headquartered in Tulsa, Oklahoma. From July 1995 until July 1997, he served as chief financial officer of Intellicard Communications, Inc., a privately held reseller of long distance service. Before then, Mr. Mino was in public accounting for eighteen years with PricewaterhouseCoopers L.L.P., the last six of which he served as a partner in the firm's Business Assurance Division.


INFORMATION CONCERNING THE BOARD OF DIRECTORS

THE ROLE OF THE BOARD

         Our operations are managed under the broad supervision of the Board of Directors, which has ultimate responsibility for the establishment and implementation of our general operating philosophy, objectives, goals and policies. From January 1, 2002 through May 29, 2002, the board of directors was comprised of Messrs. Guill, Carlin, Cone, Denison, Edwards, Krablin, Stansberry and Tidwell. From May 29, 2002 through December 31, 2002, the board of directors was comprised of Messrs. Guill, Denison, Edwards, Krablin, Stansberry and Tidwell. Joel V. Staff served as chairman of the board during all of 2002 and until his resignation in April 2003.

INDEPENDENCE OF DIRECTORS

         In February 2003, the Board of Directors adopted a set of corporate governance guidelines, addressing, among other things, standards for evaluating the independence of its directors. Pursuant to the guidelines, the Board undertook its annual review of director independence in February 2003. During this review, the Board considered transactions and relationships during prior years between each director or any member of his or her immediate family and T-3 Energy and its subsidiaries, affiliates and investors. The Board also examined transactions and relationships between directors or their affiliates and members of senior management or their affiliates. As provided in the guidelines, the purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

         As a result of this review, the Board affirmatively determined that Steven W. Krablin and James M. Tidwell are independent of T-3 Energy and its management under the standards set forth in the corporate governance guidelines.

BOARD AND COMMITTEE MEETING ATTENDANCE AND COMPENSATION

         During 2002, the Board of Directors held 5 meetings. Each director attended 100% of the meetings held by the Board or meetings of Board committees of which he was a member during his tenure in 2002. During 2002, outside directors, other than the chairman, received an annual fee of $10,000, $1,000 for attendance at Board meetings and $500 for attendance at committee meetings, as well as reimbursement for reasonable travel expenses incurred in attending such meetings. During 2002, the chairman (Mr. Staff) received an annual fee of $20,000, $1,000 for attendance at Board meetings and $500 for attendance at committee meetings, as well as reimbursement for reasonable travel expenses incurred in attending such meetings. During 2002, each of the non-employee directors, excluding the chairman, was awarded 5,000 stock options. The chairman was awarded 26,500 stock options. Options granted to non-employee directors have an exercise price equal to the fair market value of the Company's common stock on the date of grant, vest over a three-year period, and expire 10 years after the effective date of the grant, subject to prior termination, all pursuant to the terms of the T-3 Energy Services, Inc. 2002 Stock Incentive Plan.

COMMITTEES OF THE BOARD OF DIRECTORS

         Under delegated authority, various board functions are discharged by the standing committees of the Board of Directors. T-3 Energy's standing committees during 2002 were the audit committee and the compensation committee. The Board does not currently have a nominating committee.

THE AUDIT COMMITTEE

         The Audit Committee of the board of directors was comprised of Messrs. Krablin, Tidwell and Staff from January 1, 2002 through December 31, 2002. Under the National Association of Securities Dealers' listing standards, all of the foregoing members of the committee were independent. The Audit Committee held 5 meetings in 2002. Upon the resignation of Mr. Staff in April 2003, the Board elected to maintain a three-member audit committee, in accordance with its charter. As no other members of the Board were determined to be independent, Mr. Edwards, a vice president of T-3 Energy's controlling shareholder, was appointed as the third member. Mr. Edwards is not independent under the NASD's listing standards, and in accordance with the "exceptional and limited circumstances" provisions of the NASD's listing standards, Mr. Edwards will serve as a member of the committee for not more than two years or until an independent director is elected and appointed to the committee.

REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors is composed of three directors, independent and otherwise qualified as required by The Nasdaq Stock Market, and operates under a written charter which was updated and approved by the Board of Directors in February 2003 and is reviewed at least annually by the committee. A copy of the charter is attached to this Proxy Statement as Appendix A.

         Management is responsible for the adequacy of the Company's financial statements, internal controls and financial reporting processes. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements, expressing an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in accordance with generally accepted auditing standards and issuing a report thereon. The committee is responsible for monitoring and overseeing these processes and otherwise assisting the directors in fulfilling their responsibilities relating to corporate accounting, reporting practices, and reliability of the financial reports of the Company. The functions of the committee are focused primarily on four areas:

     o   The quality and integrity of the Company's financial statements;

     o The scope and adequacy of the Company's internal controls and financial reporting processes;

     o   The independence and performance of the Company's independent auditors;
         and

     o The Company's compliance with legal and regulatory requirements related to the filing and disclosure of the quarterly and annual financial statements of the Company.

     The principal functions of the Committee include:

     o The selection of independent auditors, and approving the scope, timing and fees of the annual audit as well as any non-audit services to be provided by the independent auditors;

     o Meeting with management and with the independent auditors to review the scope, procedures and results of the audit, the appropriateness of accounting principles and disclosure practices, and the adequacy of the Company's financial and accounting personnel and resources;

     o Meeting with management and the independent auditors to review the Company's internal controls, including computerized information systems controls and security;

     o Reviewing the Company's financial statements and earnings releases prior to filing;

     o Reviewing significant changes in accounting standards and legal and regulatory matters that may impact the financial statements;

     o Meeting with management to review compliance policies and programs, including the Company's conflict of interest and ethical conduct policy; and

     o Conferring independently with the independent auditors in carrying out these functions.

     To be in a position to accept the Company's 2002 consolidated financial statements, the committee took a number of steps:

     o   The committee approved the scope of the Company's independent audit;

     o The committee met with independent auditors, with and without management present, to discuss the results of their audit, their evaluation of the Company's internal controls and the overall quality of the Company's financial reporting;

     o The committee reviewed the audited financial statements with management, including a discussion of the quality, not just the acceptability, of the Company's accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements, and received management's representation that the Company's financial statements were prepared in accordance with generally accepted accounting principles;

     o The committee discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, including their judgments as to the quality, not just the acceptability, of the Company's accounting principles, estimates and financial statements and such other matters as are required to be discussed with the committee under auditing standards generally accepted in the United States; and

     o The committee discussed with Ernst & Young LLP their independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1, and considered the compatibility of nonaudit services with the auditors' independence.

         Based on the committee's discussions with management and Ernst & Young LLP, and the committee's review of the representation of management and the report of Ernst & Young LLP to the committee, the committee has approved the inclusion of the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

                                                 AUDIT COMMITTEE,
                                                 Steven W. Krablin, Chairman
                                                 James M. Tidwell

THE COMPENSATION COMMITTEE

         The Compensation Committee of the Board of Directors sets the compensation for executive personnel of the Company and administers the Company's stock option and other compensation plans. The Compensation Committee held one meeting in 2002.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         Compensation Committee members Messrs. Guill and Denison are both employees of First Reserve Corporation, a related party with which the Company engaged in certain transactions during 2002. See "Certain Transactions."

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Compensation for the executive officers for 2002 was determined based on the contractual terms of the officers' employment agreements and bonus plans approved by T-3 Energy's Board of Directors. Bonus compensation is determined based upon achievement of certain specified company earnings targets.

         For future periods, under the supervision of the committee, T-3 Energy will develop and implement compensation policies, plans and programs designed to enhance the profitability of the Company, and therefore stockholder value, by aligning closely the financial interests of the T-3 Energy's senior executives with those of its stockholders. The committee has adopted the following objectives as guidelines for making its compensation decisions:

- provide a competitive total compensation package that enables the Company to attract and retain key executives.

- integrate all compensation programs with the Company's annual and long-term business objectives and strategy, and focus executive behavior on the fulfillment of those objectives.

- provide variable compensation opportunities that are directly linked to the performance of the Company and that align executive remuneration with the interests of stockholders.

         Executive base compensation for senior executives is intended to be competitive with that paid in comparably situated industries and to provide a reasonable degree of financial security and flexibility to those individuals who the board of directors regards as adequately performing the duties associated with the various senior executive positions. In furtherance of this objective, the committee periodically, though not necessarily annually, reviews the salary levels of a sampling of companies that are regarded by the committee as having sufficiently similar financial and operational characteristics to provide a reasonable basis for comparison. Although the committee does not attempt to specifically tie executive base pay to that offered by any particular sampling of companies, the review provides a useful gauge in administering the Company's base compensation policy. In general, however, the committee considers the credentials, length of service, experience, and consistent performance of each individual senior executive when setting compensation levels.

         To ensure retention of qualified management, the Company entered into an employment agreement with its president and chief executive officer, Michael
L. Stansberry. The employment agreement established annual base salary amounts that the committee may increase based on the foregoing criteria. In addition, based upon the Company's performance in fiscal 2002, the committee awarded Mr. Stansberry an incentive stock option to purchase 25,000 shares of common stock in February 2003. No bonus compensation was awarded to Mr. Stansberry in 2002 since the Company did not meet its earnings targets.

         The T-3 Energy Services 2002 Stock Incentive Plan is intended to provide key employees (including executive officers) of the Company and its subsidiaries, with a continuing proprietary interest in the Company, with a view to increasing the interest in the Company's welfare of those personnel who share the primary responsibility for the management and growth of the Company. Moreover, the T-3 Energy Services 2002 Stock Incentive Plan provides a significant non-cash form of compensation that is intended to benefit the Company by enabling it to continue to attract and to retain qualified personnel.

         The committee is authorized to make incentive equity awards under the incentive plan to key employees, including officers (whether or not they are also directors), of the Company and its subsidiaries. Although the incentive awards are not based on any one criterion, the committee will direct particular attention to management's ability to implement the Company's strategy of geographic expansion through acquisition followed by successful integration and assimilation of the acquired companies. In making incentive awards, the committee will also consider margin improvements achieved through management's realization of operational efficiencies, as well as revenue and earnings growth.

         The committee is currently comprised of Ben A. Guill and Thomas R. Denison. Joel V. Staff also served as a member of the committee and as its chairman until his resignation on April 16, 2003.


                                       COMPENSATION COMMITTEE
                                       Ben A. Guill
                                       Thomas R. Denison

                                OTHER INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The table below sets forth certain information regarding the beneficial ownership of Common Stock at May 1, 2003, by (i) each person known to us to beneficially own more than 5% of our common stock, (ii) each director and nominee for director, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors and executive officers as a group.

                         NAME OF                                  NUMBER OF SHARES              PERCENTAGE OF
                    BENEFICIAL OWNER                            BENEFICIALLY OWNED(1)               CLASS
----------------------------------------------------------    --------------------------     --------------------
First Reserve Fund VIII, L.P.(2)
600 Travis, Suite 6000
Houston, Texas 77002.................................                  9,384,217                    86.1%

DIRECTORS AND EXECUTIVE OFFICERS:
Gus D. Halas.........................................                        ---                      *
Michael L. Stansberry(3).............................                     83,606                      *
Steven J. Brading ...................................                      1,400                      *
W. Hunt Hodge(4).....................................                      8,333                      *
Michael T. Mino(5)...................................                     26,114                      *
Steven W. Krablin(6).................................                     17,695                      *
Thomas A. Denison(7)(11).............................                      1,667                      *
Joseph R. Edwards(8)(11).............................                      1,667                      *
Ben A. Guill(9)(11)..................................                      1,667                      *
Mark E. Baldwin......................................                        ---                      *
James M. Tidwell(10).................................                      2,667                      *
All directors and executive officers
as a group (10 persons)(1) and (3)-(11)..............                  9,529,033                    86.6%

-------------------------
*Less than 1%

(1) Subject to community property laws where applicable, each person has sole voting and investment power with respect to the shares listed, except as otherwise specified. Each person is a United States citizen. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission.

(2) Includes 313,943 shares that may be acquired upon the exercise of warrants exercisable within 60 days. First Reserve Corporation is the general partner of the general partner of First Reserve Fund VIII, L.P. Ben A. Guill, William E. Macaulay and John A. Hill, are the directors of First Reserve Corporation. The executive officers of First Reserve Corporation are Mr. Macaulay -- chairman, chief executive officer and managing director; Mr. Guill -- president and managing director; Mr. Hill -- vice chairman and managing director; Thomas R. Denison -- general counsel, secretary and managing director; J. Will Honeybourne -- managing director; Mark E. Baldwin - operating partner; Thomas J. Sikorski -- managing director; and Jennifer G. Kornfield -- vice president, treasurer and controller. Each of Hardy Murchison, Alex Kruger, Timothy H. Day and Joseph
     R. Edwards is a vice president of First Reserve Corporation. Each of these individuals disclaims beneficial ownership of the shares held by First Reserve Fund VIII. Also includes 5,000 shares that may be acquired upon the exercise of stock options issued to Messrs. Guill, Denison and Edwards. First Reserve Corporation claims beneficial ownership of these shares due to the aforementioned relationships.

(3) Includes 59,917 shares that may be acquired upon the exercise of stock options and 977 shares that may be acquired upon the exercise of warrants that are exercisable within 60 days.

(4) Includes 3,333 shares that may be acquired upon the exercise of stock options.

(5) Includes 22,325 shares that may be acquired upon the exercise of stock options and 156 shares that may be acquired upon the exercise of warrants that are exercisable within 60 days.

(6) Includes 3,483 shares that may be acquired upon the exercise of stock options and 586 shares that may be acquired upon the exercise of warrants that are exercisable within 60 days.

(7) Includes 1,667 shares that may be acquired upon the exercise of stock options.

(8) Includes 1,667 shares that may be acquired upon the exercise of stock options.

(9) Includes 1,667 shares that may be acquired upon the exercise of stock options.

(10) Includes 1,667 shares that may be acquired upon the exercise of stock options.

(11) Although each of Messrs. Denison, Edwards and Guill is a director or officer of First Reserve Corporation, the general partner of First Reserve Fund VIII, L.P., each of them disclaims beneficial ownership of the shares held by First Reserve Fund VIII.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     The following table provides information with respect to compensation plans under which our securities are authorized for issuance as of December 31, 2002:

                                                                                                   NUMBER OF
                                                                                                  SECURITIES
                                                                                                   REMAINING
                                                                                                 AVAILABLE FOR
                                                     NUMBER OF                                  FUTURE ISSUANCE
                                                 SECURITIES TO BE                                UNDER EQUITY
                                                    ISSUED UPON         WEIGHTED-AVERAGE      COMPENSATION PLANS
                                                    EXERCISE OF        EXERCISE PRICE OF          (EXCLUDING
                                                    OUTSTANDING           OUTSTANDING             SECURITIES
                                                 OPTIONS, WARRANTS     OPTIONS, WARRANTS         REFLECTED IN
                                                    AND RIGHTS             AND RIGHTS             COLUMN (a))
               PLAN CATEGORY                            (a)                   (b)                     (c)
--------------------------------------------    --------------------   -------------------    --------------------
Equity compensation plans approved by
  security holders                                          471,880    $           14.42                  528,120
Equity compensation plans not approved by
  security holders                                              ---    $             ---                      ---
--------------------------------------------    --------------------   -------------------    --------------------
Total                                                       471,880    $           14.42                  528,120

EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table provides certain summary information covering compensation paid or accrued during 2002, 2001 and 2000, as applicable, to our chief executive officer and certain other executive officers (the "Named Executive Officers").

                                                                                 LONG-TERM COMPENSATION
                                                                           ---------------------------------
                                              ANNUAL COMPENSATION                  AWARDS            PAYOUTS
                                         -------------------------------------------------------------------
                                                                 OTHER     RESTRICTED                          ALL OTHER
                                                                 ANNUAL      STOCK                    LTIP      COMPEN-
                                          SALARY      BONUS     COMPEN-      AWARDS    UNDERLYING    PAYOUTS    SATION
NAME AND PRINCIPAL POSITION     YEAR       ($)         ($)     SATION ($)     ($)       OPTIONS        ($)        ($)
---------------------------   --------   -------   ----------  ----------  ----------  ----------  ----------  ---------
Michael L. Stansberry(1)....    2002     200,000        ---       ---          ---       10,000        ---        ---
   President and Chief          2001       8,333     75,000       ---          ---          ---        ---        ---
   Executive Officer

Steven J. Brading(2)........    2002      77,583        ---       ---          ---       50,000        ---        ---
   Vice President, Chief
   Financial Officer,
   Treasurer and Secretary

W. Hunt Hodge(3)............    2002     126,000        ---       ---          ---       10,000        ---        ---
   Vice President - Human
   Resources

Michael T. Mino(1)..........    2002     165,000        ---       ---          ---          ---        ---        ---
   Vice President and           2001       6,875     41,250       ---          ---          ---        ---        ---
   Corporate Controller

(1) Mr. Stansberry and Mr. Mino became employees of the Company upon the consummation of the merger on December 17, 2001. Their salary for 2001 reflects amounts from the date of the merger through December 31, 2001.

(2) Mr. Brading became an employee of the Company in July 2002; his salary reflects compensation from July 2002 through December 31, 2002.

(3)  Mr. Hodge became an employee of the Company in January 2002.

         OPTION GRANTS DURING 2002. The following table provides certain summary information regarding options granted during 2002 to the Named Executive Officers.

                                             INDIVIDUAL GRANTS
                             ---------------------------------------------------
                                          PERCENTAGE
                              NUMBER OF    OF TOTAL                              POTENTIAL REALIZABLE VALUE AT
                             SECURITIES    OPTIONS                                  ASSUMED ANNUAL RATES OF
                             UNDERLYING   GRANTED TO                                STOCK PRICE APPRECIATION
                               OPTIONS    EMPLOYEES     EXERCISE                        FOR OPTION TERM
                               GRANTED    IN FISCAL       PRICE     EXPIRATION   ------------------------------
NAME                           (#) (1)       YEAR        ($/SH)        DATE           5% ($)         10% ($)
----                         ----------   ----------    --------    ----------   --------------  --------------
Michael L. Stansberry.....      10,000          4.8%        9.50      2/26/12         63,614         163,726
Steven J. Brading.........      50,000         24.1%        7.55      7/22/12        252,780         650,595
W. Hunt Hodge.............      10,000          4.8%        9.50      2/26/12         63,614         163,726
Michael T. Mino...........         ---          ---          ---          ---            ---             ---

---------
(1) These options vest in equal increments over three years from the grant date.

         OPTION EXERCISES DURING 2002 AND YEAR END OPTION VALUES. The following table sets forth information on unexercised options and the value of in-the-money, unexercised options held by the Named Executive Officers at December 31, 2002. No options were exercised by the Named Executive Officers in 2002. None of the options held by the Named Executive Officers were in-the-money as of December 31, 2002.

                                                                                       NUMBER OF SECURITIES
                                                                                             UNDERLYING
                                                                                        UNEXERCISED OPTIONS
                                                                                       AT FISCAL YEAR END (#)
                                                                                  -------------------------------
NAME                                                                                EXERCISABLE    UNEXERCISABLE
----                                                                              -------------- ----------------
Michael L. Stansberry.....................................................            61,294          61,882
Steven J. Brading.........................................................               ---          50,000
W. Hunt Hodge.............................................................               ---          10,000
Michael T. Mino...........................................................            24,183          20,422

EMPLOYMENT AGREEMENTS

         T-3 Energy has employment agreements with Gus D. Halas, its president and chief executive officer, Michael L. Stansberry, its executive vice president of business development, Steven J. Brading, its vice president, chief financial officer, treasurer and secretary, W. Hunt Hodge, its vice president of human resources and Michael T. Mino, its vice president and corporate controller. The agreements are for a one-year term commencing May 2003 for Mr. Halas, February 2000 for Mr. Stansberry, July 2002 for Mr. Brading, January 2002 for Mr. Hodge and March 2000 for Mr. Mino, and are automatically renewed at the end of each calendar month such that the remaining term of the agreement is always one year. The employment agreements provide for annual base salaries of $350,000 for Mr. Halas, $200,000 for Mr. Stansberry, $183,750 for Mr. Brading, $132,000 for Mr. Hodge and $165,000 for Mr. Mino. In addition, Mr. Halas has guaranteed bonuses of not less than $145,833 for fiscal year 2003, of which $116,667 would be pro-rated if his employment was terminated prior to the end of the year. Each of the agreements contains non-competition covenants for two years after termination of the agreement and standard confidentiality covenants with respect to T-3 Energy's trade secrets. The agreements also provide for monthly severance payments (1) for a period of one year equal to the employee's monthly base salary on termination of employment by T-3 Energy other than due to death, disability or cause (as defined in the agreements) and (2) for a period of two years equal to the employee's monthly base salary, if, within 18 months of a change of control transaction (including the merger on December 17, 2001), the executive has a material demotion in his title or responsibilities or is transferred outside of Houston, Texas, and the executive resigns within 60 days after that demotion or transfer.

PERFORMANCE GRAPH

         The following performance graph compares the cumulative total stockholder return on our common stock to the cumulative total return on the NASDAQ Composite Index, NASDAQ Industrial Index and the PHLX Oil Service Sector Index over the period from December 31, 1997 to December 31, 2002. In the past the Company has provided a comparison to the Standard & Poor's Oil and Gas Drilling and Equipment Index, and the following performance graph compares the cumulative total stockholder return on the common stock to the cumulative total stockholder return on that index over the period from December 31, 1997 to December 31, 2001. However, the Standard & Poor's Oil and Gas Drilling and Equipment Index was discontinued in 2002. As a result, the Company cannot provide a comparison of the common stock to the Standard & Poor's Oil and Gas Drilling and Equipment Index over the period from December 31, 2001 to December 31, 2002. The graph assumes that $100 was invested on December 31, 1997 in the common stock and in each of the other indices and the reinvestment of all dividends, if any.

                                                                  S&P
                                                               Oil & Gas        Philadelphia
                             NASDAQ            NASDAQ        (Drilling and      Oil Service
                           Composite         Industrial        Equipment)          Index            TTES
                           ---------         ----------      -------------      ------------       ------
  Dec. 31, 1997               100.00            100.00            100.00            100.00         100.00
  Dec. 31, 1998               139.63            106.82             56.42             45.06          70.71
  Dec. 31, 1999               259.13            183.37             75.98             75.16          20.71
  Dec. 31, 2000               157.32            121.45            102.28            109.10           8.59
  Dec. 31, 2001               124.20            113.77             68.74             76.19           8.69
  Dec. 31, 2002                85.05             84.33               N/A             75.81           5.25

                              (PERFORMANCE GRAPH)

INDEPENDENT AUDITORS FEES

         The following table sets forth the aggregate fees billed to the Company for the fiscal year ended December 31, 2002 by the Company's independent auditors, Ernst & Young LLP:

Audit Fees(a)........................................................       $   275,000
Financial Information Systems Design and Implementation Fees.........               ---
All Other Fees
   Audit Related ....................................................               ---
   Non-Audit Related(b)(c)...........................................            91,000
                                                                            -----------
     Total All Other Fees............................................            91,000
                                                                            -----------
Total Fees...........................................................       $   366,000
                                                                            ===========

(a) Represents fees for the fiscal 2002 audit of T-3 Energy Services, Inc.'s consolidated financial statements.

(b) The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

(c) Represents fees for due diligence services related to proposed business acquisitions.

          Prior to the engagement of Ernst & Young LLP, Arthur Andersen LLP conducted our first quarter review, for which the Company paid fees of $18,000. The Company did not incur any Financial Information Systems Design and Implementation Fees or any other fees for services performed by Arthur Andersen in 2002 through June 24, 2002.

INDEPENDENT AUDITORS

         On June 24, 2002, we determined, pursuant to the authority and approval of our Board of Directors, and upon the recommendation of our Audit Committee, to dismiss Arthur Andersen LLP and to appoint Ernst & Young LLP ("EY") as our independent auditors for fiscal year 2002. The appointment of EY was made after careful consideration by our Board of Directors, our Audit Committee and our management.

         Andersen's report on our financial statements for the two fiscal years ended December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle. During those periods and through the subsequent interim period preceding the dismissal of Andersen, there were no disagreements with Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements(s), if not resolved to the satisfaction of Andersen, would have caused them to make a reference to the subject matter of the disagreements(s) in connection with their report. During those periods and through the subsequent interim period preceding the dismissal of Andersen, there were no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

         During the two fiscal years ended December 31, 2001 and through the subsequent interim period preceding the dismissal of Andersen, we did not consult with EY regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and either a written report was provided to us or oral advice was provided that EY concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as defined in Item 403 (a)(1)(iv) and the related instruction to Item 304) or a reportable event (as described in Regulation S-K,
Item 304 (a)(1)(v)).

         No formal action is proposed to be taken at the Annual Meeting with respect to the continued employment of EY, and no such action is legally required. A representative of EY is expected to be at the Annual Meeting. The representative will have the opportunity to make a statement at the meeting if he or she wishes, and will be available to respond to appropriate questions.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the forms received by us, we believe that during 2002, all filing requirements applicable to our officers, directors and greater than 10% stockholders were timely met.

CERTAIN TRANSACTIONS

         On March 27, 2002, the Company sold 1,000,000 shares of its common stock at $10 per share to First Reserve. The $10 per share price was at a premium to the Company's then recent trading history. The Company's common stock closed at $9.30 per share on March 19, 2002.

         The Company leases certain buildings under noncancelable operating leases from current employees of the Company. Lease commitments under these leases are approximately $684,000, $522,000, and $108,000 for 2003, 2004 and
2005, respectively. Rent expense to related parties was $907,000 for the year ended December 31, 2002.

                              COST OF SOLICITATION

         We will bear the costs of the solicitation of our proxies in connection with the Annual Meeting. In addition to the use of mail, proxies may be solicited by our directors, officers and regular employees, in person or by telephone or other means of communication. Our directors, officers and employees will not be compensated additionally for such solicitation but may be reimbursed for out-of-pocket expenses in connection with the solicitation. We are also making arrangements with brokerage houses and other custodians, nominees and fiduciaries for the delivery of solicitation material to the beneficial owners of common stock, and we will reimburse those brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in connection with such services.

                              STOCKHOLDER PROPOSALS

         We must receive proposals by stockholders intended to be presented at the 2004 Annual Meeting of Stockholders at 13111 Northwest Freeway, Suite 500, Houston, Texas 77040, Attention: Steven J. Brading, for inclusion in our proxy statement and form of proxy relating to that meeting no later than January 13, 2004 unless the date of the 2004 Annual Meeting is changed by more than 30 days from June 2, 2004, in which case the deadline is a reasonable time prior to the time we begin to print and mail out proxy materials.

         A stockholder who wishes to make a proposal at the 2004 Annual Meeting of Stockholders without complying with the requirements of Rule 14a-8 (and therefore without including the proposal in our proxy materials) must notify us of that proposal no sooner than January 13, 2004 and no later than March 13, 2004, and follow the procedures outlined in our Bylaws. If a stockholder wishes to nominate a person to be elected to the Board of Directors, such stockholder must notify us of such nomination no sooner than February 3, 2004 and no later than April 3, 2004 and follow the procedures outlined in our Bylaws. If, in either case, the date of the 2004 Annual Meeting is changed by more than 30 days from June 2, 2004, notice by the stockholder will be timely if delivered to or mailed and received at our principal executive offices not later than the close of business on the tenth day following the earlier of the date on which a written statement setting forth the date of such meeting was mailed to stockholders or the date on which it is first disclosed to the public. If a stockholder fails to timely give notice, then the persons named as proxies in the proxy cards solicited by our Board of Directors for that meeting will be entitled to vote the proxy cards held by them regarding that proposal, if properly raised at the meeting, in their discretion or as directed by our management.

                                  OTHER MATTERS

         Management is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed proxy form to vote in accordance with their best judgment on such other matters.

         A copy of our 2002 Annual Report to Stockholders, which includes copies of our Annual Report on Forms 10-K and 10-K/A for the year ended December 31, 2002, accompanies this proxy statement.

                                        BY ORDER OF THE BOARD OF DIRECTORS,


                                        STEVEN J. BRADING
                                        Vice President, Chief Financial Officer,
                                        Treasurer and Secretary


May 12, 2003

                                                                      APPENDIX A


                            T-3 ENERGY SERVICES, INC.

                                     CHARTER
                                     OF THE
                                 AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS

I.       PURPOSE

         The Audit Committee is a standing committee of the Board of Directors (the "Board") of T-3 Energy Services, Inc., a Delaware corporation (the "Company"). Its primary function is to assist the Board in fulfilling its oversight responsibilities by:

         o Reviewing the financial reports and other financial information provided by the Company to any governmental body or the public;

         o Reviewing the Company's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes generally;

         o Reviewing the independence and performance of the Company's independent auditors; and

         o Providing an open avenue of communication among the independent auditors, financial and senior management, and the Board.

         The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter. The Audit Committee has direct access to the Company's independent auditors, other professional advisors, contractors engaged by the company and anyone in the Company. The independent auditor will report directly to the Audit Committee and the Audit Committee will be responsible for the resolution of any disagreements between management and the independent auditor regarding policies, procedures or financial reporting. The Audit Committee has authority to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

II.      COMPOSITION

         The Audit Committee shall be comprised of at least three directors, each of whom shall be independent directors, and free from any relationship, which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. The following persons will not be considered independent:

            1. a director who is employed by the Company or any parent or subsidiary of the Company within the past three years;

            2. a director who has a non-employee Family Member who accepts any payments from the Company or any of its affiliates in excess of $60,000 during the current fiscal year or any of the past three fiscal years, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation ("Family Member" means any person who is a relative by blood, marriage or adoption or who has the same residence);

            3. a director who is a Family Member of an individual who is, or within the past three years was, employed by the Company or by any parent or subsidiary of the Company as an executive officer;

            4. a director who is a partner in, or a controlling stockholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, in the current fiscal year or any of the past three fiscal years;

            5. a director of the listed company who is employed as an executive officer of another entity where any of the executive officers of the listed company serve on the compensation committee of such other entity, or if such relationship existed within the past three years;

            6. a director who was a partner or employee of the Company's outside auditor, and worked on the Company's audit within the past three years;

            7. a director who does not meet the criteria for independence set forth in Section 301 of the Sarbanes-Oxley Act of 2002 (i.e., a director who, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, (i) accepts any consulting, advisory, or other compensatory fee from the Company or (ii) is an affiliated person of the Company or any subsidiary thereof); or

            8. a director who owns or controls 20% or more of the Company's voting securities, or such lower measurement as may be established by the U.S. Securities and Exchange Commission (the "SEC") in rulemaking under Section 301 of the Sarbanes-Oxley Act of 2002.

         Notwithstanding the foregoing, one director who (i) is not independent by reason of any of paragraphs 1 through 6 above, (ii) meets the criteria for independence set forth in Section 301 of the Sarbanes-Oxley Act of 2002 (as set forth in paragraph 7 above), (iii) does not own or control 20% or more of the Company's voting securities, and (iv) is not a current officer or employee or a Family Member of such employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve longer than two years and may not chair the Audit Committee.

         All members of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement. Audit Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. At least one member of the Audit Committee shall meet the requirements of, and be deemed to be an, "audit committee financial expert."

         In determining whether an Audit Committee member is an audit committee financial expert, the Board will consider whether a person has those financial attributes involving an understanding of generally accepted accounting principles, financial statements, financial reporting internal controls and procedures and audit committee functions as specified in Section 407(b) of the Sarbanes-Oxley Act of 2002, and as established by the SEC in rulemaking under the Sarbanes-Oxley Act of 2002. A person may establish possession of these financial attributes through (i) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions the involve the performance of similar functions, (ii) experience actively supervising such a person,
         (iii) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements or (iv) other relevant experience of an issuer or from a position involving the performance of similar functions as specified in Section 407(b) of the Sarbanes-Oxley Act of 2002, and as established by the SEC in rulemaking under the Sarbanes-Oxley Act of 2002.

         The members of the Audit Committee shall be appointed by the Board at the annual meeting of the Board, and shall serve on the Audit Committee for a term coinciding with their Board term. If a Chair of the Audit Committee is not appointed by the Board, the Audit Committee shall itself designate a Chair.

III.     MEETINGS

         The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee and each of these groups believe should be discussed privately.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

         Documents/Reports and Review Procedures

         1. Review and reassess the adequacy of this Charter annually and report to the Board any recommended changes to this Charter. The Audit Committee shall submit the Charter to the full Board for approval and have the document published at least every three years in accordance with the Regulations of the SEC.

         2. Review the Company's annual financial results prior to the release of results and/or the Company's annual audited financial statements prior to filing with, or distribution to, the SEC, any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors. The review should include discussion with management and independent auditors of critical accounting policies and significant issues regarding accounting principles, practices, estimates and judgments.

         3. In consultation with management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. The Audit Committee should also review findings prepared by the independent auditors, with management's responses, the status of management's responses to previous recommendations from the independent auditors and the status of any previous instructions to management from the Audit Committee.

         4. Review the Company's quarterly financial results prior to the release of results and/or the Company's quarterly financial statements prior to filing with the SEC. In connection with such review, discuss with financial management and the independent auditors, the results of the independent auditors' review of the quarterly financial statements, any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with AICPA SAS 61 (see item 13). The Chair of the Audit Committee may represent the entire Audit Committee for purposes of these reviews and discussions.

         5. Review with management all significant deficiencies and material weaknesses, if any, in the design or operation of internal controls, and any fraud, without regard to materiality, that involves management or any other employee who has a significant role in the Company's internal controls.

         6. Review with independent auditors the recommendations included in their management letter, if any, and their informal observations regarding the competence and adequacy of financial and accounting procedures of the Company. On the basis of this review, make recommendations to the Board for any changes that seem appropriate.

         7. Periodically review with, and receive reports from, management and the independent auditors regarding (i) critical accounting policies and practices to be used in preparing company financial statements,
             (ii) all alternative treatments of financial information within GAAP discussed with management, including the ramification of such treatment and the treatment preferred by the auditors, and (iii) all other material written communication between the auditor and management.

         Independent Auditors

         8. Have the authority and responsibility to appoint, select, evaluate, and, where appropriate replace the independent auditors, thus making the independent auditors ultimately accountable to the Audit Committee.

         9. Review the performance of, and approve the fees and other significant compensation to be paid to, the independent auditors' firm.

         10. On an annual basis, ensure its receipt from the independent auditors of a formal written statement delineating all relationships between the independent auditors and the Company consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the auditors' objectivity and independence.

         11. Take appropriate action to oversee the independence of the independent auditors.

         12. Review the independent auditors audit plan --- discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

         13. Prior to releasing the year-end results, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

         14. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

         Legal Compliance

         15. On at least an annual basis, review with the Company's counsel any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

         Other Matters

         16. Establish procedures, and be responsible, for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls, or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

         17. Annually prepare a report to stockholders as required by the SEC. The report should be included in the Company's annual proxy statement.

         18. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Audit Committee or the Board deems necessary or appropriate.

         19. Review financial and accounting personnel succession planning with the Company.

         20. Pre-approve the retention of the independent auditor for any permitted non-audit service and the fee for such service. The Audit Committee may delegate the authority to pre-approve the retention of the independent auditor for permitted non-audit services to one or more members of the committee. Those members, if any, who have authority to pre-approve permitted non-audit services shall present the pre-approval of any permitted non-audit service to the Audit Committee at the next meeting following any such pre-approval.

             The Audit Committee will establish policies and procedures for the engagement of the independent auditor to provide non-audit services. The Audit Committee will disclose in the annual proxy statement whether it has considered whether the provision of non-audit services is compatible with the auditor's independence.

             Permitted non-audit services shall include all non-audit services other than the following:

             o bookkeeping and other services related to accounting records or financial statements;

             o   financial information systems design and implementation;

             o appraisal or valuation services, fairness opinions, or contributions-in-kind reports;

             o   actuarial services;

             o   internal audit outsourcing services;

             o   management functions or human resources;

             o broker or dealer, investment adviser or investment banking services; and

             o   legal services and expert services unrelated to the audit.

             o Any other service that the Board determines, by regulation, is impermissible

         21. Review and approve all related party transactions.

         22. Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites. Annually review a summary of directors' and officers' related party transactions and potential conflicts of interest.

         23. Annually consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

         24. Review and assess the adequacy of the Company's ethics, code of conduct or similar policy and report to the Board any recommended changes to such policies.

         25. Maintain minutes of meetings and periodically report to the Board on significant results of the foregoing activities.

                                                              Please
                                                              Mark Here
                                                              for Address    |_|
                                                              Change or
                                                              Comments
                                                              SEE REVERSE SIDE

1.    Election of Class II Directors

      01 Joseph R. Edwards,
      02 Steven W. Krablin, and
      03 James M. Tidwell

                FOR the nominees                WITHHOLD
                 listed at left                 AUTHORITY
               (except as marked        to vote for the nominees
                to the contrary)              listed at left

                      |_|                          |_|

Instructions: to withhold authority, to vote for the nominee, write that nominee's name on the line provided below.

________________________________________________________________________________

2. In their discretion, on such other matters as may properly come before the meeting; hereby revoking any proxy or proxies heretofore given by the undersigned.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL ABOVE AND IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR SUCH PROPOSAL.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the proxy statement furnished herewith.

Dated:____________________________________________________________________, 2003


________________________________________________________________________________
                            Stockholder's Signature


________________________________________________________________________________
                            Stockholder's Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

                PLEASE SIGN AND RETURN IN THE ENCLOSED ENVELOPE.

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

                               Form of Proxy Card

                           T-3 ENERGY SERVICES, INC.

               This Proxy is Solicited by the Board of Directors
         For the Annual Meeting of Stockholders to be Held June 2, 2003

      The undersigned stockholder of T-3 Energy Services, Inc. (the "Company") hereby appoints Gus D. Halas and Steven J. Brading, or either one or both of them, attorneys and proxies of the undersigned, each with full power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Stockholders of T-3 Energy Services, Inc. to be held at the Company's principal executive offices,13111 Northwest Freeway, Suite 500, Houston, Texas, 77040, on Monday, June 2, 2003, at 10:00 a.m. (Houston Time), and at any adjournments of said meeting, all of the shares of common stock in the name of the undersigned or which the undersigned may be entitled to be vote.

        (Continued and to be marked,dated and signed, on the other side)

________________________________________________________________________________
    Address Change/Comments (Mark the corresponding box on the reverse side)
________________________________________________________________________________


________________________________________________________________________________

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                            * FOLD AND DETACH HERE *